UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


                               November 16, 2009
                ________________________________________________
                Date of Report (Date of earliest event reported)


                                 BARRICODE, INC.
             ______________________________________________________
             (Exact name of registrant as specified in its charter)


                                     NEVADA
                 ______________________________________________
                 (State or other jurisdiction of incorporation)


                                   333-143750
                            ________________________
                            (Commission File Number)


                                   20-4662814
                        _________________________________
                        (IRS Employer Identification No.)


                             112 NORTH CURRY STREET
                            CASON CITY, NEVADA 89703
               __________________________________________________
               (Address of principal executive offices)(Zip Code)


                                 (775) 284-3769
               __________________________________________________
               Registrant's telephone number, including area code


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 8.01 OTHER EVENTS

On November 16, 2009, Barricode, Inc. issued a press release announcing, among other things, a 9-for-1 stock dividend to holders of common stock as of the close of business on November 13, 2009. This distribution is expected to occur on or about November 26, 2009. This press release, which is filed as Exhibit
99.1 hereto, is incorporated herein by reference.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits

The following exhibit is filed as part of this report:

99.1   Press release, dated November 17, 2009


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   BARRICODE, INC.
                                   (Registrant)


Date: November 17, 2009

                                   By: /s/ THOMAS DELANEY
                                   ______________________
                                   Name: Thomas Delaney
                                   Title: President